



Avondale Direct Selling Investor Day

BOSTON - MAY 24, 2005

Nu Skin Enterprises™
Live Better, Longer

Direct Selling
Industry Overview

- $93 billion industry globally*
  - Over 170 U.S. companies
- 5 Main areas (Home, Personal Care, Services, Wellness, Leisure)
- Healthy margins, strong cash flow, low capital requirements
- Companies differ in culture, payout, products
- Many recent industry positives


Global Direct Selling
$100
$80
$60
$40
$20
1988
1992
1996
2000
2004
$U.S. in billions

* Source = WFDSA

Nu Skin Enterprises Overview
Background

- Established in 1984 (IPO 1996)
- Operations in 40 markets
- Premium-quality products
- Leadership-directed comp plan
- Tradition of innovation in personal care and nutrition



Financial Overview
Nu Skin Enterprises 2001 - 2004 Revenue


$1,200
$1,100
$1,000
$900
$800
6.5% CAGR
$886
$964
$986
$1,140
2001
2002
2003
2004

* Amts in millions

Financial Overview
Nu Skin Enterprises 2001 - 2004 EPS


$1.10
$0.90
$0.70
$0.50
15.6% CAGR
$0.60
$0.78
$0.85
$1.07
2001
2002
2003
2004

Corporate Overview
Nu Skin Enterprises 2002 - 2005 Distributor Statistics


Active Distributors
900,000
600,000
300,000
550,000
597,000
732,000
797,000
03/02
03/03
03/04
03/05


Executive Distributors
35,000
30,000
25,000
20,000
26,078
26,176
29,539
32,433
03/02
03/03
03/04
03/05

* Executives are a subset of Active Distributors

Corporate Overview
Q1 2005 Results

Revenue
(In Millions)


$300
$250
$200
$150
$216
$220
$264
$289
Q1 02
Q1 03
Q1 04
Q1 05

Earnings Per Share


$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.16
$0.16
$0.20
$0.25
Q1 02
Q1 03
Q1 04
Q1 05

Q1 Growth Drivers

- Japan local currency revenue (Up 1%)
- Solid results in Greater China (24% Increase)
- 32,433 Executive Distributors (Up 10%)
- 797,000 Active Distributors / Preferred Customers (9% improvement)

Corporate Overview
Product Divisions

Nu Skin
Personal Care
The Beauty of Innovation


180

- 41% of Q1 05 revenue
- Skin Care = 67%
- Nu Skin 180º = $35 million

Pharmanex
Nutrition
The Measurable Difference


LifePak
DIETARY SUPPLEMENT
60 PACKETS

- 57% of Q1 05 revenue
- Supplements = 80%
- LifePak = $325 million

Big Planet
Home & Business
Technology for Everyone


BigPlanet

- 2% of Q1 05 revenue
- e-Tools
- Broad product platform

Corporate Overview

Revenue by Geography


U.S. - 12%
Latin America / Europe - 4%
China - 9%
S. Korea - 6%
Japan - 51%
Taiwan - 7%
Asia Other - 11%
Current Markets
Proposed Markets

Nu Skin Enterprises' Key Growth Initiatives



Emerging growth opportunities



Innovative new products



Unique productivity tools

Mainland China Overview

Established - Q1 2003





- $106 million - 2004 revenue
- Operations in 39 cities & 20 provinces
- 120 store locations
- Local manufacturing
- New direct selling regulations expected soon

Mainland China Overview
Growth Opportunities

- Profitable revenue base
- Launched nutrition January 2005
- Assisted in crafting direct selling regulations
- Further expansion in 2005
- Potentially a $300 - $500 million market (5 Years)

Mainland China Overview

New Direct Selling Regulations – Impact on Operations

- No longer hire entry-level distributors
- Reduction in unemployment costs
- Continue to employ top sales leaders
- Build out stores in key cities & provinces
- Sales away from fixed retail locations

Emerging Growth Opportunities





Latin America redevelopment

151% Q1:05 revenue growth
106% Q1:05 increase in active distributors

Indonesia

Market to open H2:05
$500 million market*
75% industry growth since 2000*

Russia

Open Russia - H1:06
$900 million market*
400% industry growth since 2000*

* Source = WFDSA

Innovative Products

NU SKIN®

PHARMANEX™


tru face essence


ReishiMax
IMMUNE DEFENSE
g3

Tru Face™ Essence ($30M-annually)

Tri-Phasic White System

Galvanic Spa™ System II

g3™ – Nutrition drink

ReishiMax GLp® ($36M–annually)

Overdrive - Stamina boost

Unique Distributor Tools
Pharmanex BioPhotonic Scanner

- The Measurable Difference - scientifically proven
- Device driving revenue growth
  - Q1:05 Pharmanex revenue (Up 31%)
  - 41% of Q1 orders came from monthly subscriptions
- Upcoming Scanner launches:
  - 1000 Scanners in Japan by June 2005
  - China - Q1:05
  - South Korea - Q2:05



Customer Retention

Growth in Global Subscription Orders



460,000
400,000
340,000
280,000
220,000
160,000
100,000
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Mar-05
Introduced Scanner
Modified Distributor Incentives

Recurring Revenue
Subscription Revenue as a Percent of Total Revenue


100
80
60
40
20
0
7.5%
16.4%
18.5%
23.8%
29.1%
41.0%
2000
2001
2002
2003
2004
Q1 05

Active Distributor Retention Rates
Q1 2005 - 6 Month Retention

	2004	2005
Singapore	43%	56%
Taiwan	30%	67%
Hong Kong	49%	65%
United States	30%	32%
Japan	48%	49%

Improving Profitability

Projected Margins

	Current	Future
Gross Margin	83%	83%
Commissions	43%	42%
G&A	29%	26%
Op. Income	11%	15%

Strong Cash Flow

Uses of Cash


$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
2001
2002
2003
2004
Total
Stock Repurchases
Dividends
Cash Retained

- 84% of excess cash returned to shareholders
  - 26% Dividends
  - 58% Stock Repurchases

* Excess cash = Cash less capex and debt payments

First Quarter Overview

Top performing personal care stock during the last 1, 3 and 5 year periods

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Better stock price performance than Avon, Gillette, P&G and Estee Lauder


MONEY & INVESTING
Regulators Want In
THE WALL STREET JOURNAL.
What's News

Nu Skin Enterprises
Investment Highlights

- Driving revenue through growth initiatives
- Increasing visibility with recurring revenue
- Improving profitability with margin expansion
- Returning excess cash to shareholders

Forward Looking Statement

Please note: This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that represent our current expectations and beliefs, including, among other things, financial projections, strategic objectives and initiatives, and operational issues. These forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to: (a) continued regulatory scrutiny in China which has from time to time, and could in the future, negatively impact our business, including the interruption of sales activities in stores and the imposition of fines; (b) any inability to effectively manage rapid growth in China, including training and management of a large employed sales force, and regulatory risks associated with any failure of our sales force to comply with applicable company policies and governmental regulations; (c) risk that the Chinese government fails to adopt or further delays adoption of favorable direct selling regulations, or adopts regulations that negatively impact our current business model there, or that we are unable to obtain a direct selling license under these regulations; (d) regulatory risks associated with the Pharmanex® BioPhotonic Scanner, which could inhibit our use of the BioPhotonic Scanner in a market if it is determined to be a medical device in any market; (e) any inability to obtain necessary product registrations for our products in a timely manner; (f) risks that could adversely impact our operations or financial results in our markets, including our largest market, Japan, including any continuation or increase in the impact of negative market conditions, material decreases in executive level and active distributors, adverse changes in exchange rates, or our inability to execute effective initiatives in these markets; (g) any failure of current or planned initiatives or products, including the introduction of the BioPhotonic Scanner in Japan, China and other markets, to generate interest among distributors and customers and generate sponsoring and selling activities on a sustained basis; (h) any inability to successfully expand our operations into planned new markets; (i) adverse publicity related to our business, products or industry; and (j) continued competitive pressures in our markets. The forward-looking statements contained herein are further qualified by a detailed discussion of associated risks and uncertainties set forth in the documents filed by us with the Securities and Exchange Commission, including our most recent registration statement on form S-3. The forward-looking statements set for the company's beliefs as of the date of this presentation, and the company assumes no duty to update such statements to reflect any change